UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41349	85-3475290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Glendale Drive, Suite A Lead, South Dakota, United States 57754 (Address of principal executive offices) (Zip Code)

(605) 906-8363 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DC	NYSE American LLC
Warrants, each warrant exercisable for one share of the Registrant’s common stock at an exercise price of $2.08	DC.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01	Other Events.

On March 15, 2026, the publicly traded warrants of Dakota Gold Corp. (the “Company”), each warrant exercisable for one share of the Company’s common stock, par value $0.001 per share, at an exercise price of $2.08 (the “Warrants”), will expire pursuant to their terms as provided in the Company’s Form of Common Stock Purchase Warrant.

In connection with the foregoing expiration, the Warrants will cease trading under the symbol “DC.WS” on the NYSE American LLC (the “NYSE American”) before the markets open on or about March 13, 2026 to allow for timely settlement of Warrants exercised prior to expiration. The NYSE American confirmed with the Company that it intends to file a Form 25 with the Securities and Exchange Commission on behalf of the Company to effect the delisting of the Warrants and the deregistration of the Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended.

The Company’s common stock will continue to trade on the NYSE American under the symbol “DC.”

The foregoing description of the Warrants is only a summary and is qualified in its entirety by reference to the Form of Common Stock Purchase Warrant filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, disclosure regarding the timing of the halt of trading of the Warrants and the intent of NYSE American to file a Form 25 upon the expiration of the Warrants. These statements involve known and unknown risks, uncertainties and other factors, including potential disruption to the trading of the securities of the Company, which may cause actual results to differ materially from those expressed or implied by such statements. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by annual, quarterly and current reports that we file with the SEC, which are available at www.sec.gov. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Warrant (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1/A filed on May 6, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.

/s/ Shawn Campbell
Name:	Shawn Campbell
Title:	Chief Financial Officer

Date: March 4, 2026